UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 6, 2008


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


 Missouri                            1-10596                 43-1554045
(State or Other                    (Commission              (I.R.S. Employer
Jurisdiction of Incorporation)      File Number)            Identification No.)


9900A Clayton Road, St. Louis, Missouri                     63124-1186
(Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Fiscal Year 2008 Bonus Criteria

On February 6, 2008, the Human Resources and Compensation Committee (the "Committee") of the Registrant's Board of Directors took the following actions with respect to the fiscal year 2008 bonuses to be paid to the Registrant's executive officers after the end of the fiscal year 2008. Each executive officer's bonus target is divided between two plans: (i) the Performance Compensation Plan (the "PCP") and (ii) the Incentive Compensation Plan For Executive Officers (the "ICP"):

1. Under the PCP, the Committee approved the fiscal year 2008 evaluation criteria for the determination of the actual PCP bonuses to be paid to the executive officers after the end of fiscal year 2008. The Committee will evaluate and measure the performance of the executive officers based on the achievement of various Registrant and individual objectives, weighted as follows: cash flow - 40%; Doble Engineering Company sales and earnings before interest and taxes (EBIT) - 20%; proceeds from the divestiture of the Filtertek businesses - 10%; and individual objectives - 30%. The achievement of each of these three Registrant objectives is measured utilizing a relevant matrix. The target multiplier under the PCP for fiscal 2008 ranges from 0.2 to 2.0 times the bonus target.

2. Under the ICP, the Committee modified the fiscal year 2008 earnings per share (EPS) matrix, which is the evaluation criterion for the determination of the actual ICP bonuses to be paid to the executive officers after the end of fiscal year 2008. The modified EPS matrix for fiscal 2008 under the ICP has an EPS range from $1.45 to $1.97. The bonus target multiplier under the ICP for fiscal 2008 ranges from 0.2 to 2.0 times the bonus target.

Actual bonuses to be paid under each of the PCP and the ICP for fiscal year 2008 may vary from their respective bonus targets: (i) depending on the extent to which performance exceeds or falls below the fiscal year 2008 evaluation criteria described in paragraph 1 above, in the case of the PCP; and (ii) based upon the application of the fiscal year 2008 ICP earnings per share matrix described in paragraph 2 above, in the case of the ICP.

Compensatory Arrangements For G.E. Muenster

Effective February 11, 2008, the Registrant's Board of Directors changed the title of executive officer G.E. Muenster (the "executive") from Senior Vice President and Chief Financial Officer to Executive Vice President and Chief Financial Officer.

On February 6, 2008, the Committee took the following actions with regard to the executive:

     1. The executive's fiscal year 2008 base salary was increased from $340,000 to $430,000.

     2. The Committee, under the PCP and the ICP jointly, changed the fiscal year 2008 bonus target for the executive from 30% to 35% of fiscal year 2008 total cash compensation, with such change to be pro-rated effective as of February 1, 2008. As a result, the executive's fiscal year 2008 bonus target was increased from $140,000 to $230,000.

     3. The executive's current employment agreement, as amended, (the "Employment Agreement") was further amended effective February 6, 2008 to extend, in the case of a termination as described below, from one year to two years the period for which the executive will receive (i) the continuation of his then-current base salary and bonus (bonus calculated using the annual percentage of base salary for the last fiscal year prior to termination), and (ii) continuation of his perquisites and certain employee benefits. Such a termination would exist if the executive's employment is terminated by the Registrant other than for cause, or if the executive terminates his employment following certain actions by the Registrant, such as failing to comply with the Employment Agreement, materially reducing the executive's responsibilities or requiring the executive to relocate. This amendment is furnished herewith as Exhibit 10.1. If the executive's employment is terminated in connection with a Change of Control (as defined), he will not receive the foregoing benefits, and will receive instead the benefits payable under the Registrant's Severance Plan.

          The Employment Agreement became effective on or about November 1, 1999. It was amended to extend until November 2, 2004, and again amended on May 5, 2004 to provide automatic renewal after November 2, 2004 for subsequent one-year periods unless a six month notice of non-renewal is given by the Registrant or the executive. It was further amended on December 31, 2007 to provide that the amounts payable under the Employment Agreement upon termination of employment would not be subject to Section 409A of the Internal Revenue Code.

          The Employment Agreement provides for a base salary of not less than the executive's fiscal year 1999 base salary, as increased in accordance with the Registrant's compensation policy, and an annual bonus. The executive is also entitled to participate in any stock options, restricted stock or performance shares awards and other compensation as the Registrant's Human Resources and Compensation Committee shall determine. The executive is further entitled to participate in all employee benefit programs of the Registrant applicable to senior executives, and the Registrant will continue to provide certain perquisites, including financial planning, an automobile allowance and club membership.

          For further information concerning the Employment Agreement,  see ITEM
          5.02 of the Registrant's Current Report on Form 8-K dated December 31, 2007, which is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.                Description of Exhibit

     10.1 Fourth Amendment to Employment Agreement with G.E. Muenster, dated February 6, 2008


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ESCO TECHNOLOGIES INC.




Dated:     February 12, 2008                By:    /s/ G.E. Muenster
                                                   G.E. Muenster
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                                                             EXHIBIT INDEX


Exhibit No.                Description of Exhibit

    10.1 Fourth Amendment to Employment Agreement with G.E. Muenster, dated February 6, 2008